September 8, 2003

MATTHEW 25 FUND, INC.
607 West Avenue
Jenkintown, PA 19046
1-215-884-4458
1-888-M25 FUND




NOTICE OF ANNUAL MEETING TO BE HELD
October 16, 2003

Notice is hereby given that an Annual Meeting of Shareholders of the Matthew 25 Fund, Inc. will be held October 16, 2003, at 7:30 PM. This meeting will be conducted at the office of Matthew 25 Fund, located at 607 West Avenue, Jenkintown, Pennsylvania 19046 for the following purposes:

1 - To elect six directors to serve until the next Annual Meeting or until their successors are elected and qualified.

2 - To ratify the appointment of Sanville & Company, Certified Public Accountants as the Fund's independent accountants for the fiscal year ending December 31, 2003.

3 - To consider and act upon any other matters that may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business August 31, 2003 as the record date for determination of the shareholders entitled to notice of and to vote at the meeting.




IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, SIGN, AND RETURN THE ENCLOSED PROXY. PROMPT RETURN OF THE PROXY WILL BE APPRECIATED.






















PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
October 16, 2003

Enclosed herewith is a Notice of Annual Meeting of Shareholders of the Matthew 25 Fund (the "Fund") and a Proxy form solicited by the Board of Directors of the Fund. The Proxy may be revoked at any time before it is exercised either by mailing a written notice to the Fund, submitting a Proxy dated later than the original Proxy, or by voting in person at the Annual Meeting. Any shareholder attending the Annual Meeting may vote at the Meeting whether or not he or she has previously filed the Proxy.

You are requested to insert your instructions on the enclosed Proxy and then sign, date, and return it. The cost of soliciting Proxies will be borne by the Fund.

There is only one class of capital stock of the Fund with equal voting rights. On August 31, 2003, the date of record, there were 693 shareholders and 3,749,316.964 shares outstanding. In all matters each share has one vote per share and fractional shares will have an equivalent fractional vote.

The Fund will furnish, without charge, a copy of the Annual Report (12/31/02) and / or Semiannual Report (6/30/03). The Semiannual Financial Statements were mailed to all Shareholders as of June 30, 2003. Requests should be made to the following address or phone number:

MATTHEW 25 FUND
607 WEST AVENUE
JENKINTOWN, PA 19046
1-888-M25-FUND

ELECTION OF DIRECTORS
There are six (6) nominees listed below who consent to serve as directors, if so elected, until the next Annual Meeting of Shareholders. The names, ages, principal occupations of the directors along with their shareholdings of Matthew 25 Fund are as follows:

Steven D. Buck Esq. is 43 years old. He is an attorney and shareholder in the Law Firm of Stevens & Lee, located in King of Prussia, Pennsylvania. He has been a Director since July 8, 1996. Mr. Buck is not a director for any other public companies.

Dr. Philip J. Cinelli is 43 years old. He is a physician in family practice. His office is located in Bangor, Pennsylvania. He has been a Director since July 8, 1996. Dr. Cinelli is not a director for any other public companies.

Samuel B. Clement is 45 years old. He is a Stockbroker for Securities of America, located in Berwyn, Pennsylvania. Previously he worked for Legg Mason as a stockbroker. He has been a Director since July 8, 1996. Mr. Clement is not a director for any other public companies.

Linda Guendelsberger CPA is 43 years old. She is a CPA, with a Masters in Tax and is a Partner in the Accounting Firm of Fishbein & Co., located in Elkins Park, Pennsylvania. She has been a Director since July 8, 1996 and is currently Secretary of the Board. Ms. Guendelsberger is not a director for any other public companies.


Mark Mulholland is 43 years old. He is President of Matthew 25 Fund, Inc. and President of Matthew 25 Management Corp., the Investment Adviser. He is also a stockbroker with Boenning & Scattergood. He has been a Director since July 8, 1996 and is currently the Chairman of the Board. Mr. Mulholland is not a director for any other public companies.

Scott A. Satell is 40 years old. He is an Officer and Director of BPI Ltd., located in Bala Cynwyd, Pennsylvania. He has been a Director since July 8, 1996. Mr. Satell is not a director for any other public companies.


Name                    Dollar Range of       Fund Shares Owned    Percentage
                        Equity Ownership of   as of 8/31/03        Ownership
                        Fund as of 8/31/03                       as of 8/31/03

Steven D. Buck *          Over $100,000.        13,520.606            0.36%
Philip J. Cinelli         Over $100,000.        15,195.568            0.41%
Samuel B. Clement      $10,000.-$50,000.         3,148.178            0.08%
Linda Guendelsberger      Over $100,000.        11,378.654            0.30%
Mark Mulholland *         Over $100,000.       151,594.133            4.04%
Scott A. Satell           Over $100,000.        14,972.684            0.40%

* Directors of the Fund who would be considered "interested persons" as defined by the Investment Company Act of 1940. Mark Mulholland is an interested person insofar as he is President and owner of the Fund's Investment Adviser. Mr. Buck is not an independent director as long as he or his law firm provides legal advice to the Fund for compensation.

Shareholders have one vote, per each share they own, for each of the six directors. All Proxies returned to the Fund, except those specifically marked to indicate abstention will be cast for the nominees listed above. A majority of the votes cast, when a quorum is present, will be required to elect each director.

REMUNERATION OF DIRECTORS AND OFFICERS
The Fund paid $2,500 in shares of the Matthew 25 Fund, to each of the directors, for fiscal year ending December 31, 2002. The Fund intends to pay $2,500 in shares of the Fund, to the directors for fiscal year 2003. Mark Mulholland receives benefit from the investment advisory fees payable to Matthew 25 Management Corp.; therefore, he does not receive director's fees. This practice will continue as long as his firm acts as the Investment Adviser.




Name                    Aggregate         Pension or Retirement   Total
                        Compensation      Benefits from Fund      Compensation
                        From Fund                                 From Fund

Steven D. Buck          $2,500.00              $0.00               $2,500.00
Philip J. Cinelli       $2,500.00              $0.00               $2,500.00
Samuel B. Clement       $2,500.00              $0.00               $2,500.00
Linda Guendelsberger    $2,500.00              $0.00               $2,500.00
Mark Mulholland             $0.00              $0.00                   $0.00
Scott A. Satell         $2,500.00              $0.00               $2,500.00





BROKERAGE
The Fund requires all brokers to effect transactions of portfolio securities in such a manner as to get prompt execution of the orders at the most favorable price. The Fund will place all orders for purchases and sales of its portfolio securities through the Fund's President who is answerable to the Fund's Board of Directors. In accordance with Rule 17 of the Investment Company Act of
1940, if the Fund's President is also a registered representative of a New York Stock Exchange or NASDAQ Member Firm, he may place orders through his concern at as low commission rates as possible. These commissions should be competitive with rates available through any other national brokerage firm. The Directors will review all commission rates paid to determine if the commission paid are reasonable. In the event that the Board determines that any or all of the commissions paid are higher than what they determine as reasonable, then the Board will reduce the fees paid to the Adviser by an amount equal to the commissions deemed unreasonable. This review must be done at least quarterly. The Fund's President may select other brokers who in addition to meeting the primary requirements of execution and price, have furnished statistical or other factual information and services, which, in the opinion of management, are helpful or necessary to the Fund's normal operations. No effort will be made in any given circumstances to determine the value of these services or the amount they might have reduced the Adviser's expenses.

Other than as set forth above, the Fund has no fixed policy, formula, method or criteria which it uses in allocating brokerage business to brokers furnishing these materials and services. The Board of Directors will evaluate and review the reasonableness of brokerage commissions paid to brokers at least quarterly.


ADMINISTRATOR AND UNDERWRITER
The Fund acts as its own Administrator and Underwriter.


INVESTMENT ADVISER
Matthew 25 Management Corp. is the Investment Adviser to the Fund. Its office is located at 607 West Avenue Jenkintown, Pennsylvania 19046.


LITIGATION
As of the date of this Proxy, there was no pending or threatened litigation involving the Fund in any capacity whatsoever.


RATIFICATION OR REJECTION OF SELECTION OF AUDITORS
Your Board of Directors has selected, subject to shareholder approval, Sanville & Company, CPA's, to audit and certify financial statements of the Fund for the year 2003. In connection with the audit function, Sanville & Company will review the Fund's Annual Report to Shareholders and the Fund's filings with the Securities and Exchange Commission.

The Board of Directors has adopted procedures to pre-approve the types of professional services for which the Fund may retain such auditors. As part of the approval process, the Board of Directors considers whether the performance of each professional service is likely to affect the independence of Sanville & Company. No partners of Sanville & Company have any direct or indirect financial interest in the Fund. During the fiscal year ended December 31, 2002, and up to the date of this Notice, Sanville & Company has not provided any non-auditing services to the Fund.


A representative of Sanville & Company will not be present at the meeting unless requested by a shareholder (either in writing or by telephone) in advance of the meeting. Such requests should be directed to the president of the Fund.


SHAREHOLDER PROPOSALS
The Fund tentatively expects to hold its next annual meeting in October 2004. Shareholder proposals may be presented at that meeting provided they are received by the Fund not later than June 30, 2004 in accordance with Rule 14a-8 under the Securities & Exchange Act of 1934 that sets forth certain requirements.


OTHER MATTERS
The Board of Directors knows of no other matters to be presented at the meeting other than those mentioned above. Should other business come before the meeting, the proxies will be voted in accordance with the view of the Board of Directors.



PROXY - SOLICITED BY THE BOARD OF DIRECTORS
MATTHEW 25 FUND INC. ANNUAL MEETING OF SHAREHOLDERS
October 16, 2003

The Annual Meeting of the Matthew 25 Fund, Inc. will be held October 16, 2003, at 7:30 PM at the office of Matthew 25 Fund located at 607 West Avenue, Jenkintown, Pennsylvania 19046. The undersigned hereby appoints Mark Mulholland as proxy to represent and to vote all shares of the undersigned at the Annual Meeting of Shareholders and all adjournments thereof, with all powers the undersigned would posses if personally present, upon the matters specified below.


SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED: IF NO DIRECTION IS INDICATED AS TO A PROPOSAL, THE PROXY WILL VOTE AT HIS DISCRETION ON THE FOLLOWING MATTERS AND ON ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

The Board of Directors recommends that you vote FOR on item #1.
1. Election of Directors

        ____ FOR all nominees except as marked to the contrary below.

        ____ WITHHOLD AUTHORITY to vote for all nominees.


To withhold authority to vote for nominees, strike a line through their name(s)

       Steven D. Buck            Philip J. Cinelli     Samuel B. Clement

       Linda Guendelsberger      Mark Mulholland       Scott A. Satell

The Board of Directors recommends that you vote FOR on item #2.
2. Proposal to ratify the selection of Sanville & Company, by the Board of Directors, as the Fund's independent public accountants for the fiscal year ending December 31, 2003.


        ____ FOR         ____AGAINST         ____ABSTAIN


Please mark, date, sign, & return the proxy promptly in the enclosed envelope. For joint registrations, both parties should sign.



Shareholder ID:
Share Balance as of 8/31/03 =
Name
Address



                                      _______________________________________
                                      Shareholder's Signature


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Dated _____________________, 2003     Shareholder's Signature